UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

Form 8-K

Current Report

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  July 17, 2008

TSIC, Inc.

(Exact name of registrant as specified in its charter)

Commission File Number:  0-15827

DELAWARE	94-2493558
(State or other jurisdiction of	(IRS Employer
incorporation)	Identification No.)

350 THE EMBARCADERO, 6TH FLOOR

SAN FRANCISCO, CALIFORNIA 94105

(Address of principal executive offices, including zip code)

(415) 445-6000

(Registrant’s telephone number, including area code)

The Sharper Image Corporation

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.03.	Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year

On July 17, 2008, the Sharper Image Corporation (the “Company”) filed a Certificate of Amendment to its Amended and Restated Articles of Incorporation with the State of Delaware changing the Company’s name from the Sharper Image Corporation to TSIC, Inc., effective that same day.

The change of corporate name was effected to satisfy one of the Company’s obligations under the previously disclosed Asset Purchase Agreement, dated as of May 29, 2008, among the Company and a joint venture of Gordon Brothers Retail Partners, LLC, GB Brands, LLC, Hilco Merchant Resources, LLC and Hilco Consumer Capital, LLC (the “Hilco/GB Joint Venture”), pursuant to which the Company sold substantially all of its assets to the Hilco/GB Joint Venture.

Item 9.01 Financial Statements and Exhibits

(d) Exhibits

Exhibit No.	Description
EX-3(i).1	Certificate of Amendment filed with the State of Delaware on July 17, 2008.

2

Signature(s)

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

TSIC, Inc. (f/k/a The Sharper Image Corporation)

By:	/s/ Kevin Palmer
Kevin Palmer
Vice President and Controller

Date: July 21, 2008